CMG INTERNATIONAL STOCK FUND
                                  (the "Fund")
                 Supplement to Prospectus dated December 1, 2004


1. The section entitled "MANAGEMENT: MANAGEMENT FEES AND PORTFOLIO MANAGERS" for the Fund is revised in its entirety and replaced with the following:

Fred Copper, a portfolio manager of Columbia Management Advisors, LLC ("Columbia Advisors") is the lead manager for the Fund and has co-managed the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to October, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005 and an assistant vice president with Wellington Management Company, LLP from July, 1998 to February, 2001.

Penelope L. Burgess, a Vice President of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Burgess has been associated with Columbia Advisors or its predecessors since November, 1993.

Deborah F. Snee, a Vice President of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Snee has been associated with Columbia or its predecessors since March, 1999.






SUP-47/91113-1005                                              October 11, 2005